CNA Financial Corporation
Supplemental Financial Information

December 31, 2016

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2016	2015	Change		2016	2015	Change
Revenues:
Net earned premiums	$1,728	$1,748	(1)%		$6,924	$6,921	—%
Net investment income	527	428	23		1,988	1,840	8
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(25)	(57)			(81)	(156)
Other net realized investment gains (losses)	49	29			131	89
Net realized investment gains (losses)	24	(28)			50	(67)
Other revenues	111	121			404	407
Total revenues	2,390	2,269	5		9,366	9,101	3
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,334	1,376			5,283	5,384
Amortization of deferred acquisition costs	309	604			1,235	1,540
Other operating expenses	390	412			1,552	1,473
Interest	40	38			159	155
Total claims, benefits and expenses	2,073	2,430	15		8,229	8,552	4
Income (loss) before income tax	317	(161)			1,137	549
Income tax (expense) benefit	(76)	91			(278)	(70)
Net income (loss)	$241	$(70)	N/M	%	$859	$479	79%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2016	2015	2016	2015
Components of Income (Loss)
Net operating income (loss)	$221	$(52)	$824	$515
Net realized investment gains (losses)	20	(18)	35	(36)
Net income (loss)	$241	$(70)	$859	$479

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.82	$(0.19)	$3.04	$1.90
Net realized investment gains (losses)	0.07	(0.07)	0.13	(0.13)
Diluted earnings (loss) per share	$0.89	$(0.26)	$3.17	$1.77

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.5	270.3	270.4	270.2
Diluted	271.5	270.8	271.1	270.7

Return on Equity
Net income (loss) (1)	8.0%	(2.3)%	7.2%	3.9%
Net operating income (loss) (2)	7.4	(1.7)	6.8	4.2
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	December 31, 2016	December 31, 2015
Total investments	$45,420	$44,699
Reinsurance receivables, net of allowance for uncollectible receivables	4,416	4,453
Total assets	55,233	55,045
Insurance reserves	36,431	36,486
Debt	2,710	2,560
Total liabilities	43,264	43,289
Accumulated other comprehensive income (loss) (1)	(173)	(315)
Total stockholders' equity	11,969	11,756

Book value per common share	$44.25	$43.49
Book value per common share excluding AOCI	$44.89	$44.66

Outstanding shares of common stock (in millions of shares)	270.5	270.3

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,748	$10,723

Three months ended December 31	2016	2015
Net cash flows provided (used) by operating activities	$296	$342
Net cash flows provided (used) by investing activities	(242)	(118)
Net cash flows provided (used) by financing activities	(68)	(68)
Net cash flows provided (used) by operating, investing and financing activities	$(14)	$156

Twelve months ended December 31	2016	2015
Net cash flows provided (used) by operating activities	$1,416	$1,387
Net cash flows provided (used) by investing activities	(846)	(372)
Net cash flows provided (used) by financing activities	(673)	(807)
Net cash flows provided (used) by operating, investing and financing activities	$(103)	$208
(1) As of December 31, 2016 and 2015, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,014 million and $1,111 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2016 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$2,572	$2,547	1%		$10,697	$10,124	6%
Net written premiums	1,525	1,585	(4)		6,442	6,421	—

Net earned premiums	1,593	1,612	(1)		6,389	6,374	—
Net investment income	322	259			1,205	1,119
Other revenues	103	120			394	392
Total operating revenues	2,018	1,991	1		7,988	7,885	1
Insurance claims and policyholders' benefits	1,035	1,017			3,899	3,902
Amortization of deferred acquisition costs	309	309			1,235	1,226
Other insurance related expenses	249	266			994	954
Other expenses	98	100			372	341
Total claims, benefits and expenses	1,691	1,692	—		6,500	6,423	(1)
Operating income (loss) before income tax	327	299			1,488	1,462
Income tax (expense) benefit on operating income (loss)	(110)	(97)			(506)	(496)
Net operating income (loss)	$217	$202	7%		$982	$966	2%

Other Performance Metrics
Underwriting gain (loss)	$—	$20	N/M	%	$261	$292	(11)%

Loss & LAE ratio	65.0%	62.9%	(2.1)	pts	60.8%	61.0%	0.2	pts
Acquisition expense ratio	20.1	20.3	0.2		19.5	19.4	(0.1)
Underwriting expense ratio	15.0	15.5	0.5		15.4	14.8	(0.6)
Expense ratio	35.1	35.8	0.7		34.9	34.2	(0.7)
Dividend ratio	(0.2)	0.2	0.4		0.2	0.2	—
Combined ratio	99.9%	98.9%	(1.0)		95.9%	95.4%	(0.5)
Combined ratio excluding catastrophes and development	98.3%	97.7%	(0.6)	pts	97.9%	96.3%	(1.6)	pts

Net accident year catastrophe losses incurred	$28	$38			$165	$141
Effect on loss & LAE ratio	1.8%	2.4%	0.6	pts	2.6%	2.2%	(0.4)	pts

Net prior year development and other: (favorable) / unfavorable	$(2)	$(17)			$(299)	$(199)
Effect on loss & LAE ratio	(0.2)%	(1.2)%	(1.0)	pts	(4.6)%	(3.1)%	1.5	pts

Rate	—%	—%	—	pts	—%	1%	(1)	pts
Retention	83%	85%	(2)	pts	84%	81%	3	pts
New business (1)	$217	$231	(6)%		$1,016	$942	8%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $26 million and $133 million for three and twelve months ended December 31, 2016.

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$1,679	$1,623	3%		$6,799	$6,242	9%
Net written premiums	672	704	(5)		2,780	2,781	—

Net earned premiums	691	707	(2)		2,779	2,782	—
Net investment income	136	109			516	474
Other revenues	93	111			362	356
Total operating revenues	920	927	(1)		3,657	3,612	1
Insurance claims and policyholders' benefits	368	446			1,471	1,601
Amortization of deferred acquisition costs	148	149			591	589
Other insurance related expenses	76	76			301	278
Other expenses	80	92			312	301
Total claims, benefits and expenses	672	763	12		2,675	2,769	3
Operating income (loss) before income tax	248	164			982	843
Income tax (expense) benefit on operating income (loss)	(84)	(55)			(332)	(283)
Net operating income (loss)	$164	$109	50%		$650	$560	16%

Other Performance Metrics
Underwriting gain (loss)	$99	$36	175%		$416	$314	32%

Loss & LAE ratio	53.5%	63.1%	9.6	pts	52.8%	57.4%	4.6	pts
Acquisition expense ratio	20.2	20.1	(0.1)		20.1	19.8	(0.3)
Underwriting expense ratio	12.2	11.6	(0.6)		11.9	11.3	(0.6)
Expense ratio	32.4	31.7	(0.7)		32.0	31.1	(0.9)
Dividend ratio	(0.3)	0.2	0.5		0.2	0.2	—
Combined ratio	85.6%	95.0%	9.4		85.0%	88.7%	3.7
Combined ratio excluding catastrophes and development	96.1%	95.4%	(0.7)	pts	95.1%	93.6%	(1.5)	pts

Net accident year catastrophe losses incurred	$4	$(2)			$18	$13
Effect on loss & LAE ratio	0.5%	(0.3)%	(0.8)	pts	0.6%	0.4%	(0.2)	pts

Net prior year development and other: (favorable) / unfavorable	$(76)	$(1)			$(305)	$(152)
Effect on loss & LAE ratio	(11.0)%	(0.1)%	10.9	pts	(10.7)%	(5.3)%	5.4	pts

Rate	—%	—%	—	pts	1%	1%	—	pts
Retention	86%	89%	(3)	pts	87%	87%	—	pts
New business	$60	$73	(18)%		$252	$279	(10)%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$701	$726	(3)%		$3,002	$2,967	1%
Net written premiums	669	700	(4)		2,841	2,818	1

Net earned premiums	701	702	—		2,804	2,788	1
Net investment income	173	138			638	593
Other revenues	11	10			32	37
Total operating revenues	885	850	4		3,474	3,418	2
Insurance claims and policyholders' benefits	570	428			1,936	1,822
Amortization of deferred acquisition costs	119	117			470	469
Other insurance related expenses	138	153			560	538
Other expenses	11	5			36	28
Total claims, benefits and expenses	838	703	(19)		3,002	2,857	(5)
Operating income (loss) before income tax	47	147			472	561
Income tax (expense) benefit on operating income (loss)	(16)	(51)			(161)	(192)
Net operating income (loss)	$31	$96	(68)%		$311	$369	(16)%

Other Performance Metrics
Underwriting gain (loss)	$(126)	$4	N/M	%	$(162)	$(41)	N/M	%

Loss & LAE ratio	81.2%	60.6%	(20.6)	pts	68.7%	65.1%	(3.6)	pts
Acquisition expense ratio	19.4	19.9	0.5		18.3	18.2	(0.1)
Underwriting expense ratio	17.5	18.7	1.2		18.5	17.9	(0.6)
Expense ratio	36.9	38.6	1.7		36.8	36.1	(0.7)
Dividend ratio	(0.1)	0.4	0.5		0.3	0.3	—
Combined ratio	118.0%	99.6%	(18.4)		105.8%	101.5%	(4.3)
Combined ratio excluding catastrophes and development	100.8%	98.3%	(2.5)	pts	99.2%	98.0%	(1.2)	pts

Net accident year catastrophe losses incurred	$21	$18			$116	$101
Effect on loss & LAE ratio	3.0%	2.7%	(0.3)	pts	4.1%	3.6%	(0.5)	pts

Net prior year development and other: (favorable) / unfavorable	$102	$(9)			$70	$(10)
Effect on loss & LAE ratio	14.2%	(1.4)%	(15.6)	pts	2.5%	(0.1)%	(2.6)	pts

Rate	(1)%	—%	(1)	pts	(2)%	1%	(3)	pts
Retention	84%	83%	1	pts	84%	78%	6	pts
New business	$106	$130	(18)%		$524	$552	(5)%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2016	2015	Change		2016	2015	Change
Gross written premiums	$192	$198	(3)%		$896	$915	(2)%
Net written premiums	184	181	2		821	822	—

Net earned premiums	201	203	(1)		806	804	—
Net investment income	13	12			51	52
Other revenues	(1)	(1)			—	(1)
Total operating revenues	213	214	—		857	855	—
Insurance claims and policyholders' benefits	97	143			492	479
Amortization of deferred acquisition costs	42	43			174	168
Other insurance related expenses	35	37			133	138
Other expenses	7	3			24	12
Total claims, benefits and expenses	181	226	20		823	797	(3)
Operating income (loss) before income tax	32	(12)			34	58
Income tax (expense) benefit on operating income (loss)	(10)	9			(13)	(21)
Net operating income (loss)	$22	$(3)	N/M	%	$21	$37	(43)%

Other Performance Metrics
Underwriting gain (loss)	$27	$(20)	N/M	%	$7	$19	(63)%

Loss & LAE ratio	48.3%	70.3%	22.0	pts	61.0%	59.5%	(1.5)	pts
Acquisition expense ratio	22.2	22.1	(0.1)		21.9	22.0	0.1
Underwriting expense ratio	15.6	17.5	1.9		16.2	16.1	(0.1)
Expense ratio	37.8	39.6	1.8		38.1	38.1	—
Dividend ratio	—	—	—		—	—	—
Combined ratio	86.1%	109.9%	23.8		99.1%	97.6%	(1.5)
Combined ratio excluding catastrophes and development	97.2%	103.1%	5.9	pts	102.9%	99.8%	(3.1)	pts

Net accident year catastrophe losses incurred	$3	$22			$31	$27
Effect on loss & LAE ratio	1.7%	10.7%	9.0	pts	3.9%	3.3%	(0.6)	pts

Net prior year development and other: (favorable) / unfavorable	$(28)	$(7)			$(64)	$(37)
Effect on loss & LAE ratio	(12.8)%	(3.9)%	8.9	pts	(7.7)%	(5.5)%	2.2	pts

Rate	(1)%	(1)%	—	pts	(1)%	(1)%	—	pts
Retention	71%	76%	(5)	pts	76%	76%	—	pts
New business (1)	$51	$28	—%		$240	$111	116%
(1) Beginning in 2016, new business includes Hardy. New business for Hardy was $26 million and $133 million for three and twelve months ended December 31, 2016.

Life & Group Non-Core - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$135	$136	(1)%	$536	$548	(2)%
Net investment income	200	164		767	704
Other revenues	(1)	(1)		(2)	7
Total operating revenues	334	299	12	1,301	1,259	3
Insurance claims and policyholders' benefits	310	376		1,286	1,421
Amortization of deferred acquisition costs	—	295		—	314
Other insurance related expenses	31	38		132	142
Other expenses	1	1		8	11
Total claims, benefits and expenses	342	710	52	1,426	1,888	24
Operating income (loss) before income tax	(8)	(411)		(125)	(629)
Income tax (expense) benefit on operating income (loss)	28	168		145	315
Net operating income (loss)	$20	$(243)	108%	$20	$(314)	106%

Corporate & Other Non-Core - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2016	2015	Change	2016	2015	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	5	5		16	17
Other revenues	9	2		12	8
Total operating revenues	14	7	100%	27	24	13%
Insurance claims and policyholders' benefits	(11)	(17)		98	61
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	—	(1)		(4)	(3)
Other expenses	51	46		209	183
Total claims, benefits and expenses	40	28	(43)	303	241	(26)
Operating income (loss) before income tax	(26)	(21)		(276)	(217)
Income tax (expense) benefit on operating income (loss)	10	10		98	80
Net operating income (loss)	$(16)	$(11)	(45)%	$(178)	$(137)	(30)%

Investment Summary - Consolidated

	December 31, 2016		September 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,970	$1,247	$19,818	$1,831	$17,760	$677
States, municipalities and political subdivisions:
Tax-exempt	10,430	834	10,523	1,425	10,114	1,076
Taxable	2,810	346	2,978	510	3,060	369
Total states, municipalities and political subdivisions	13,240	1,180	13,501	1,935	13,174	1,445
Asset-backed:
RMBS	5,073	69	5,365	191	5,072	137
CMBS	2,040	24	2,144	80	2,197	43
Other ABS	1,025	3	959	11	921	(2)
Total asset-backed	8,138	96	8,468	282	8,190	178
U.S. Treasury and obligations of government-sponsored enterprises	93	10	76	8	67	5
Foreign government	445	10	438	23	346	12
Redeemable preferred stock	19	1	20	2	35	2
Total fixed maturity securities	40,905	2,544	42,321	4,081	39,572	2,319
Equities	110	4	116	8	197	6
Limited partnership investments	2,371	—	2,456	—	2,548	—
Other invested assets	36	—	35	—	44	—
Mortgage loans	591	—	629	—	678	—
Short term investments	1,407	1	1,423	—	1,660	—
Total investments	$45,420	$2,549	$46,980	$4,089	$44,699	$2,325

Net receivable/(payable) on investment activity	$81		$(98)		$82

Effective portfolio duration (in years)	6.1		5.8		6.2
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2016		September 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,137	$408	$13,701	$731	$12,594	$96
States, municipalities and political subdivisions:
Tax-exempt	2,883	70	2,543	170	2,441	133
Taxable	1,231	101	1,282	152	1,579	132
Total states, municipalities and political subdivisions	4,114	171	3,825	322	4,020	265
Asset-backed:
RMBS	4,811	63	5,075	183	4,828	131
CMBS	1,894	20	1,990	72	2,038	37
Other ABS	909	3	859	9	837	(1)
Total asset-backed	7,614	86	7,924	264	7,703	167
U.S. Treasury and obligations of government-sponsored enterprises	68	7	51	4	42	—
Foreign government	445	10	438	23	346	12
Redeemable preferred stock	5	—	6	1	13	1
Total fixed maturity securities	25,383	682	25,945	1,345	24,718	541
Equities	57	3	60	5	87	1
Limited partnership investments	2,371	—	2,456	—	2,548	—
Other invested assets	36	—	35	—	44	—
Mortgage loans	519	—	557	—	622	—
Short term investments	1,233	1	1,344	—	1,513	—
Total investments	$29,599	$686	$30,397	$1,350	$29,532	$542

Net receivable/(payable) on investment activity	$53		$(50)		$204

Effective portfolio duration (in years)	4.6		4.1		4.3
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	December 31, 2016		September 30, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,833	$839	$6,117	$1,100	$5,166	$581
States, municipalities and political subdivisions:
Tax-exempt	7,547	764	7,980	1,255	7,673	943
Taxable	1,579	245	1,696	358	1,481	237
Total states, municipalities and political subdivisions	9,126	1,009	9,676	1,613	9,154	1,180
Asset-backed:
RMBS	262	6	290	8	244	6
CMBS	146	4	154	8	159	6
Other ABS	116	—	100	2	84	(1)
Total asset-backed	524	10	544	18	487	11
U.S. Treasury and obligations of government-sponsored enterprises	25	3	25	4	25	5
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	14	1	14	1	22	1
Total fixed maturity securities	15,522	1,862	16,376	2,736	14,854	1,778
Equities	53	1	56	3	110	5
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	72	—	72	—	56	—
Short term investments	174	—	79	—	147	—
Total investments	$15,821	$1,863	$16,583	$2,739	$15,167	$1,783

Net receivable/(payable) on investment activity	$28		$(48)		$(122)

Effective portfolio duration (in years)	8.7		8.6		9.6
Weighted average rating of fixed maturity securities	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2016	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$75	$3	$647	$58	$4,483	$428	$11,613	$667	$2,152	$91	$18,970	$1,247
States, municipalities and political subdivisions:
Tax-exempt	—	—	892	68	5,484	456	3,921	291	85	3	48	16	10,430	834
Taxable	—	—	308	26	1,895	216	588	105	19	(1)	—	—	2,810	346
Total states, municipalities and political subdivisions	—	—	1,200	94	7,379	672	4,509	396	104	2	48	16	13,240	1,180
Asset-backed:
RMBS	4,064	22	66	—	43	—	86	(2)	58	—	756	49	5,073	69
CMBS	55	—	399	10	470	13	309	4	539	(3)	268	—	2,040	24
Other ABS	—	—	59	(1)	63	—	445	6	458	(2)	—	—	1,025	3
Total asset-backed	4,119	22	524	9	576	13	840	8	1,055	(5)	1,024	49	8,138	96
U.S. Treasury and obligations of government-sponsored enterprises	93	10	—	—	—	—	—	—	—	—	—	—	93	10
Foreign government	—	—	82	4	309	7	34	—	20	(1)	—	—	445	10
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	1	9	—	19	1
Total fixed maturity securities	$4,212	$32	$1,881	$110	$8,911	$750	$9,866	$832	$12,802	$664	$3,233	$156	$40,905	$2,544

Percentage of total fixed maturity securities	10%		5%		22%		24%		31%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$366	$335	$1,414	$1,375
Tax-exempt fixed maturities	101	72	405	376
Total fixed maturity securities (1)	467	407	1,819	1,751
Limited partnership investments	58	23	155	92
Other, net of investment expense	2	(2)	14	(3)
Net investment income	$527	$428	$1,988	$1,840
Fixed maturity securities, after tax	$335	$296	$1,308	$1,264
Net investment income, after tax	379	314	1,427	1,329

Effective income yield for the fixed maturity securities portfolio, pretax	4.9%	4.3%	4.8%	4.7%
Effective income yield for the fixed maturity securities portfolio, after tax	3.5	3.2	3.5	3.4

	Property & Casualty and Corporate & Other Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$244	$232	$966	$965
Tax-exempt fixed maturities	20	8	78	74
Total fixed maturity securities	264	240	1,044	1,039
Limited partnership investments	58	23	155	92
Other, net of investment expense	5	1	22	5
Net investment income	$327	$264	$1,221	$1,136
Fixed maturity securities, after tax	$179	$163	$708	$705
Net investment income, after tax	223	182	828	772

Effective income yield for the fixed maturity securities portfolio, pretax	4.3%	3.9%	4.3%	4.2%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9	2.7	2.9	2.9

	Life & Group Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2016	2015	2016	2015
Taxable fixed maturities	$122	$103	$448	$410
Tax-exempt fixed maturities	81	64	327	302
Total fixed maturity securities	203	167	775	712
Limited partnership investments	—	—	—	—
Other, net of investment expense	(3)	(3)	(8)	(8)
Net investment income	$200	$164	$767	$704
Fixed maturity securities, after tax	$156	$133	$600	$559
Net investment income, after tax	156	132	599	557

Effective income yield for the fixed maturity securities portfolio, pretax	5.9%	5.2%	5.8%	5.6%
Effective income yield for the fixed maturity securities portfolio, after tax	4.6	4.1	4.5	4.4

(1) In the fourth quarter of 2015 the Company changed its accounting principle for amortization of premiums on fixed maturity securities to consider call and maturity dates that produce the lowest yield. This resulted in a $39 million decrease to net investment income in 2015, which included a $22 million cumulative adjustment related to prior periods.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,278	$8,879	$1,408	$16,565	$3,407	$2,700	$22,672
Ceded	798	600	123	1,521	271	2,464	4,256
Net	5,480	8,279	1,285	15,044	3,136	236	18,416

Net incurred claim & claim adjustment expenses	370	571	96	1,037	217	3	1,257
Net claim & claim adjustment expense payments	(446)	(542)	(133)	(1,121)	(206)	(7)	(1,334)
Foreign currency translation adjustment and other	—	(3)	(47)	(50)	(38)	(2)	(90)

Claim & claim adjustment expense reserves, end of period
Net	5,404	8,305	1,201	14,910	3,109	230	18,249
Ceded	745	589	127	1,461	249	2,384	4,094
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343

Twelve months ended December 31, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663
Ceded	701	607	128	1,436	290	2,361	4,087
Net	5,568	8,576	1,219	15,363	2,930	283	18,576

Net incurred claim & claim adjustment expenses	1,467	1,928	491	3,886	966	6	4,858
Net claim & claim adjustment expense payments	(1,632)	(2,198)	(456)	(4,286)	(791)	(57)	(5,134)
Foreign currency translation adjustment and other	1	(1)	(53)	(53)	4	(2)	(51)

Claim & claim adjustment expense reserves, end of period
Net	5,404	8,305	1,201	14,910	3,109	230	18,249
Ceded	745	589	127	1,461	249	2,384	4,094
Gross	$6,149	$8,894	$1,328	$16,371	$3,358	$2,614	$22,343

Life & Group Non-Core Policyholder Reserves

December 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,426	$8,654	$11,080
Structured settlement annuities	565	—	565
Other	17	—	17
Total	3,008	8,654	11,662
Shadow adjustments	101	1,459	1,560
Ceded reserves	249	213	462
Total gross reserves	$3,358	$10,326	$13,684

December 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,229	$8,335	$10,564
Structured settlement annuities	581	—	581
Other	21	—	21
Total	2,831	8,335	11,166
Shadow adjustments	99	1,610	1,709
Ceded reserves	290	207	497
Total gross reserves	$3,220	$10,152	$13,372

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Condensed Consolidated Financial Statements within the December 31, 2016 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Net operating income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. Based on such analyses, the Company may recognize an other-than-temporary impairment (OTTI) loss on an investment security in accordance with its policy, or sell a security, which may produce realized gains and losses.

•
Net operating income (loss) is calculated by excluding from net income (loss) the after-tax effects of 1) net realized investment gains or losses, 2) income or loss from discontinued operations and 3) any cumulative effects of changes in accounting guidance. The calculation of net operating income excludes net realized investment gains or losses because net realized investment gains or losses are largely discretionary, except for some losses related to OTTI, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors net operating income (loss) for each business segment to assess segment performance. Presentation of consolidated net operating income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful